UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of earliest event reported):  December 2, 2008

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 33-99736-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2008, Tanger Factory Outlet Centers, Inc. (the “Company”) announced the following management changes.

Effective January 1, 2009, Steven B. Tanger, age 59, the Company’s President and Chief Operating Officer since January 1995, will become the Company’s President and Chief Executive Officer.

Stanley K. Tanger, age 85, the Company’s founder, Chairman of the Board of Directors and Chief Executive Officer since the Company’s inception in 1993, will continue in the role of Chairman of the Board of Directors.

Steven B. Tanger is the son of Stanley K. Tanger.  The existing employment agreements for each of the above executives will continue to remain in effect and have not been modified at this time in connection with the changes described in this report.

Tanger GP Trust, a wholly owned subsidiary of the Company, controls Tanger Properties Limited Partnership (the “Operating Partnership”) as its sole general partner.  Our factory outlet centers and other assets are held by, and all of our operations are conducted by, the Operating Partnership.  Effective January 1, 2009, Steven B. Tanger will become the Chief Executive Officer of the Tanger GP Trust and Stanley K. Tanger will remain Chairman of the Board of Trustees.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated December 2, 2008, announcing the appointment of Steven B. Tanger as President and Chief Executive Officer with founder, Stanley K. Tanger, to remain Chairman of the Company’s Board of Directors.

The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are included with this Report:

Exhibit 99.1	Press release announcing the appointment of Steven B. Tanger as President and Chief Executive Officer with founder, Stanley K Tanger, to remain Chairman of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2008

TANGER FACTORY OUTLET CENTERS, INC.

By:       /s/ Frank C. Marchisello Jr.
             Frank C. Marchisello, Jr.
             Executive Vice President, Chief Financial Officer and Secretary

TANGER PROPERTIES LIMITED PARTNERSHIP

By:       TANGER GP TRUST, its sole general partner

By:       /s/ Frank C. Marchisello Jr.
             Frank C. Marchisello, Jr.
             Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press release announcing the appointment of Steven B. Tanger as President and Chief Executive Officer with founder, Stanley K Tanger, to remain Chairman of the Company’s Board of Directors.